UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

ALLERAYDE SAB, INC.
 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1 Meadow Road, New Balderton, Newark Nottinghamshire, UK NG243BP
(Address of principal executive offices)

44-1636-613609
(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2013 (the “8-K”) is to amend the item below.

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 9, 2013, Board of Directors of Allerayde SAB, Inc. (the “Company”) approved to terminate Bobbitt, Pittenger & Company, P.A. (“BPC”) as the Company’s independent registered public accounting firm.

Concurrent with this action, Board of Directors of the Company ratified the appointment of Silberstein Ungar, PLLC (“Silberstein Ungar”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Silberstein Ungar is located at 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025.

The Company’s consolidated financial statements since inception through the fiscal years ended December 31, 2011 and 2012 were audited by BPC’s reports on our  financial statements for the most recent two fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. BPC’s reports on our financial statements for the fiscal years 2012 and 2011, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2011 and through May 9, 2013, (a) there were no disagreements with BPC on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPC, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BPC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested BPC to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  To be filed herewith as Exhibit 16.1 is a copy of BPC's letter to the SEC, dated May 14, 2013.

During the period the Company engaged BPC, neither the Company nor anyone on the Company's behalf consulted with Silberstein Ungar regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized BPC to respond fully to all inquiries of Silberstein Ungar.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated May 24, 2013 from Bobbitt, Pittenger & Company, P.A. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERAYDE SAB, INC.

Date: May 29, 2013	By:	/s/ Michael Rhodes
Michael Rhodes
Chief Executive Officer & President